Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Related Party Transactions [Abstract]
Related Party Transactions
10. Related Party Transactions
The Company defines related parties as any party that controls or can significantly influence the management or operating policies of the Company to the extent that the Company may be prevented from fully pursuing its own interests, such as directors, executive officers, and stockholders, including beneficial owners of greater than 10% of the Company’s capital stock, and their affiliates or immediate family members.
During the three months ended March 31, 2026, a related party exercised common warrants for cash proceeds of $3.0 million. The proceeds were recorded within additional paid in capital.
For the three months ended March 31, 2025, the Company did not have any related party transactions.

14. Related Party Transactions
The Company defines related parties as any party that controls or can significantly influence the management or operating policies of the Company to the extent that the Company may be prevented from fully pursuing its own interests, such as directors, executive officers, and stockholders, including those with a greater than 10% beneficial owner of the Company’s capital, and their affiliates or immediate family members.
During the year ended December 31, 2025, an entity considered to be a related party exercised 424,033 common warrants for cash proceeds of $5.6 million. The proceeds were recorded within additional paid in capital.
During the year ended December 31, 2024 the Board of Directors approved the issuance of 238,931 warrants to purchase common stock to a related party for consulting services at an exercise price of $12.60 per share. The warrants were unexercised at December 31, 2025. In February 2026, the warrants were exercised and the Company received approximately $3.0 million.